PRESS RELEASE

Exhibit 99.1

Greenfield Online Acquires goZing for $30 Million

Acquisition Creates One of World’s Largest Internet Only Panels

WILTON, CONNECTICUT, February 9, 2005 — Greenfield Online, Inc (Nasdaq: SRVY), a leading provider of Internet survey solutions to marketing research and consulting companies, today announced it has completed the acquisition of Zing Wireless, Inc. (“goZing”), a privately held California corporation for approximately $30 million in cash, subject to certain post closing adjustments. Simultaneously with the closing, goZing’s three executive officers as a group purchased 195,650 shares of Greenfield Online common stock for $18.40 per share in a private placement. The Company believes this acquisition creates one of the world’s largest double opt-in Internet only panels among survey solutions providers.

The acquisition of goZing, a provider of survey sample solutions, expands the Greenfield Online panel to 4.7 million double opt-in survey takers, representing households containing approximately 12.2 million people, plus an additional 3.6 million single opt-in registrants we intend to convert to double opt-in panelists. After accounting for duplicates and segregating single-opt-in panelists available for conversion, we expect that the total increase in double-opt-in panelists attributable to the goZing acquisition will be approximately 1.0 million panelists. The goZing acquisition increases Greenfield Online’s international panel by approximately 50 percent, adding more than 245,000 panel members in the UK, France, Canada, Australia, and the Netherlands. In addition, through the goZing worldwide affiliate network Greenfield Online will now have access to more than 14 million additional survey takers around the globe.

“With the addition of goZing, we now have one of the world’s largest Internet only panels,” stated Dean Wiltse, president and chief executive officer of Greenfield Online. “This transaction made sense for us given how well goZing and Greenfield Online fit together across panel, people, culture and business philosophy. We are immediately strengthening our domestic and international reach, the depth of our management team and further bolstering the capabilities of our sales and customer support staff. The combination of Greenfield Online’s rapid organic growth and our recent acquisitions, have established Greenfield Online as one of the industry’s fastest growing companies, capable of producing superior value for our shareholders, customers and employees.”

goZing, headquartered in Encino, California, was founded in 1999. The company has 41 employees, substantially all of which are based in Encino. For the year 2004, the company recorded revenue of approximately $13 million, 80% of which was attributable to survey sample solutions. Approximately 10% of its 2004 revenue was associated with panel recruitment services for marketing research firms like Ipsos, WPP’s subsidiary Lightspeed and GMI. The remaining 10% of revenue was achieved through the goZing cellular reseller business. This portion of the business is not complementary to our current business model and was discontinued effective yesterday. goZing recorded 2004 operating income of approximately $2.5 million. The goZing client base more than doubled in 2004 to 97 clients.

Matthew Dusig, goZing’s president said, “We credit Greenfield Online with establishing the Internet survey market and respect the entire organization for its achievements. It is a real pleasure to become a part of a company with such a powerful brand. goZing has established itself as one of the industry’s most innovative companies and built an impressive client base due to our highly responsive panel. Joining forces with Greenfield Online is a big win for our customers and employees.”

goZing recruits its panel through a broad variety of sources including partnerships with major ISPs, as well as utilizing banner advertisements text links on affiliate sites. In addition, goZing profiles respondents into specialty panels such as Illness and Ailments, Entertainment, Youth, Auto, Physicians, Business, and IT Professionals through its Techopinion.com brand. goZing executives also bring to Greenfield Online experience managing complementary incentives programs such as PayPal cash rewards, Napster downloads aimed at Teens, and Buy.com gift certificates.

goZing’s three senior executives will join Greenfield Online in senior management roles. Matthew Dusig, goZing’s president becomes SVP Corporate Strategy for Greenfield Online. Gregg Lavin, goZing’s CEO becomes Greenfield Online’s SVP Online Marketing. Lance Suder, goZing’ COO becomes Greenfield Online’s SVP West Coast Operations.

About Greenfield Online

Greenfield Online, headquartered in Wilton, CT, is a leading independent provider of Internet survey solutions to the global marketing research industry. The company has built and actively manages the Greenfield Online panel, a 100% double opt-in Internet-based panel of over 4.7 million individuals residing in households containing an estimated 12.2 million people. This proprietary panel allows Greenfield to supply its clients with diverse, demographically representative survey research data. For more information visit http://www.Greenfield.com.

Company Contact: Cynthia Brockhoff Vice President — Investor Relations Greenfield Online Ph: (203)-846-5772 Cbrockhoff@Greenfield.com	IR Agency Contact: David Pasquale The Ruth Group Ph: (646) 536-7006 dpasquale@theruthgroup.com

PR Agency Contact: Martha Griffin Austin Lawrence Group Ph: (203)-391-3025 mg@austinlawrence.com

Safe Harbor Statement

Certain statements in this press release, as well as oral statements made by management directly related to this press release, may constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, benefits to be derived from our acquisition of the goZing business, including integration of panel and personnel associated with goZing, predictions and guidance relating to the Company’s future financial performance and market share expansion, sales bookings, bid volume, backlog, and Internet penetration of the global market research industry. In some cases, you can identify forward-looking statements by terminology such as, “may”, “should”, “expects”, “plans”, “anticipates”, “believes”, “estimates”, “predicts”, “potential”, “continue”, or the negative of these terms or other comparable terminology. The forward-looking statements contained herein are based on the Company’s current expectations but they involve a number of risks and, uncertainties and do not reflect the potential impact of mergers, acquisitions or other business combinations that may be completed by the Company after the date of this release. Our actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation, risks related to: our ability to successfully integrate the goZing business with our own, including retaining key employees and panel members, to derive the expected benefits of the acquisition of goZing, and to maintain the size and demographic composition of the Greenfield Online panel; our panelists’ responsiveness to our surveys; our reliance of our largest customers; our ability to compete with marketing research firms and other potential competitors; our ability to manage our growth and international expansion; our online business model; demand for our products and services; the strength of our brand; and other risks detailed in our filings with the Securities and Exchange Commission available at www.sec.gov. You are urged to consider these factors carefully in evaluating the forward-looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.